Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act
File No. 333-141120

FUNDVANTAGE TRUST

Polen International Small Company Growth Fund

Supplement dated May 15, 2023 to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”) of
Polen International Small Company Growth Fund (the “Fund”) dated September 1, 2022, as supplemented

Changes to the Fund’s Portfolio Management Team

Effective May 12, 2023, Troy Renauld no longer serves as a portfolio manager to the Fund. Accordingly, the Prospectus is revised as follows:

1.	The Section entitled “Portfolio Managers” on page 6 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Manager

Rob Forker, Portfolio Manager and Analyst, has served as a portfolio manager of the Fund since its inception in 2019. He has been a member of Polen Capital’s Small Company Growth Team since joining the firm in 2018.

2.	The Section entitled “Portfolio Managers” on page 11 of the Prospectus is hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

PORTFOLIO MANAGER

Rob Forker, Portfolio Manager and Analyst, is a portfolio manager for the Global SMID Company Growth and International Small Company Growth strategies and a member of the investment team at Polen Capital. Mr. Forker joined Polen Capital Management in 2018. Prior to joining Polen Capital, he worked for ten years at Loomis, Sayles & Company with six of those years dedicated to the Global Opportunities Fund as a senior equity analyst and four years as an equity analyst in central research. Before business school, Mr. Forker worked at Bear Stearns and Lehman Brothers on the institutional trading desks. He received his B.A. and M.B.A. from the University of Virginia. Mr. Forker is a member of the Boston Economic Club.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section entitled “Portfolio Managers” on page 44 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER

The management of the Fund is the responsibility of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Manager” with respect to the investment professional responsible for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Mr. Forker, who is the portfolio manager responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest that may arise in connection with the portfolio manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s portfolio manager from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the portfolio manager’s dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Forker, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2022:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Rob Forker
Other Registered Investment Companies	1	7.98	0	0
Other Pooled Investment Vehicles	1	10.87	0	0
Other Accounts:	2	3.11	0	0

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s Portfolio Manager for management of the Fund. The Portfolio Manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Adviser. The Portfolio Manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.

Ownership of Shares of the Fund. As of April 30, 2022, Mr. Forker beneficially owned over $1,000,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.